SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 17, 2012
THOMAS PROPERTIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)
(Registrant's telephone number, including area code)
213-613-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In accordance with Rule 3-14 and Article 11 of Regulation S-X, this report on Form 8-K/A amends the report on Form 8-K of Thomas Properties Group, Inc. (the Company), filed September 21, 2012, to include the financial statement and pro forma financial information for the completed acquisition of eight office properties located in downtown and suburban Austin, Texas on September 18, 2012 by TPG/CalSTRS Austin, LLC ("the Austin Portfolio"), a Delaware limited liability company, owned by TPG Austin Partner, LLC (a subsidiary of the Company) (50%) and the California State Teachers’ Retirement System (50%).

Item 9.01	Financial Statements and Exhibits.
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma financial information relating to the Austin Portfolio:

(a)	Financial statements of business acquired
Report of Independent Auditors
Combined Statements of Revenues and Certain Expenses for the six months ended June 30, 2012 (unaudited) and each of the three years in the period ended December 31, 2011
Notes to Combined Statements of Revenues and Certain Expenses

(b)	Unaudited pro forma financial information
Pro forma condensed consolidated balance sheet of Thomas Properties Group, Inc. as of June 30, 2012
Pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the six months ended June 30, 2012
Pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the year ended December 31, 2011
Notes to pro forma condensed consolidated financial statements of Thomas Properties Group, Inc.

(c)	Exhibits
EX-23.1 Consent of Ernst & Young LLP

Report of Independent Auditors

To the Board of Directors of Thomas Properties Group, Inc.:

We have audited the accompanying combined statements of revenues and certain expenses (as defined in Note 1) of the Austin Portfolio (“the Austin Portfolio”) for the three years in the period ended December 31, 2011. These statements of revenues and certain expenses are the responsibility of the Austin Portfolio's management. Our responsibility is to express an opinion on the combined statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses of the Austin Portfolio were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in a Form 8-K/A of Thomas Properties Group, Inc. and are not intended to be a complete presentation of the revenues and expenses of the Austin Portfolio.

In our opinion, the combined statements of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Austin Portfolio for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
December 3, 2012

The Austin Portfolio
Combined Statements of Revenues and Certain Expenses
(In thousands)

	For the six
	months ended	For the year ended December 31,
	June 30, 2012	2011	2010	2009
	(unaudited)
Revenues:
Rental	$27,387	$55,865	$55,398	$59,528
Tenant reimbursements	16,541	30,405	30,048	33,591
Other	4,706	8,479	8,372	10,273
Total revenues	48,634	94,749	93,818	103,392

Certain expenses:
Rental property operating and maintenance	14,097	27,901	27,882	28,150
Real estate taxes	8,942	16,383	15,878	17,490
Interest expense	19,218	38,537	38,536	38,534
Total certain expenses	42,257	82,821	82,296	84,174
Revenue in excess of certain expenses	$6,377	$11,928	$11,522	$19,218

See accompanying notes to combined statements of revenues and certain expenses.

The Austin Portfolio
Notes to Combined Statements of Revenues and Certain Expenses
For the six months ended June 30, 2012 (unaudited) and
the years ended December 31, 2011, 2010 and 2009

1.	Basis of Presentation
The accompanying combined statements of revenues and certain expenses relate to the combined operations for the following eight office properties, collectively the Austin Portfolio, located in downtown and suburban Austin, Texas:

•Frost Bank Tower
•300 West 6th Street
•San Jacinto Center
•One Congress Plaza
•One American Center
•Park Centre
•Westech 360
•Great Hills Plaza

On September 18, 2012, TPG/CalSTRS Austin, LLC ("Austin Portfolio"), a Delaware limited liability company, owned by TPG Austin Partner, LLC (50%) and the California State Teachers' Retirement System (50%) acquired all of the equity interests in TPG-Austin Portfolio Holdings, LLC, the indirect owner of the Austin Portfolio. TPG Austin Partner, LLC, a limited liability company owned by Thomas Properties Group, L.P. ("TPG") and Madison International Realty, was formed for the purpose of acquiring a 50% interest in TPG/CalSTRS Austin, LLC. The purchase price for the Austin Portfolio was approximately $859.0 million. As part of the transaction, TPG/CalSTRS Austin, LLC assumed five existing first mortgage loans totaling $626.0 million.

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Austin Portfolio for the six months ended June 30, 2012 and for the years ended December 31, 2011, 2010 and 2009, which may not be comparable to the future operations of the Austin Portfolio.

2.	Summary of Significant Accounting Policies and Practices
(a) Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases.

(b) Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

(c) Unaudited Interim Information
The combined statement of revenues and certain expenses for the six months ended June 30, 2012 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

The Austin Portfolio
Notes to Combined Statements of Revenues and Certain Expenses
For the six months ended June 30, 2012 (unaudited) and
the years ended December 31, 2011, 2010 and 2009 - (Continued)

3.	Minimum Future Lease Rentals
The Austin Portfolio is subject to various lease agreements with tenants. As of December 31, 2011, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter, on a cash basis, are as follows (in thousands):

Year ending December 31:
2012	$44,063
2013	41,982
2014	32,919
2015	25,702
2016	19,982
Thereafter	67,345
$231,993

4.	Interest Expense
Interest expense is reflected in the combined statements of revenues and certain expenses because TPG/CalSTRS Austin, LLC assumed five existing first mortgage loans totaling $626.0 million.

5.	Related Party Transactions
Pursuant to a series of management and leasing agreements, TPG performed property management and leasing services for the Austin Portfolio. Management fees were calculated based on 3.5% of gross property revenues, paid on a monthly basis. In addition, TPG was reimbursed for compensation paid to certain of its employees and direct out-of-pocket expenses. For the six months ended June 30, 2012 and the years ended December 31, 2011, 2010 and 2009, TPG charged the Austin Portfolio $1.5 million, $2.8 million, $2.8 million, and $3.0 million, respectively, for property management fees and $0.9 million, $1.8 million, $1.7 million and $1.6 million, respectively, representing the cost of on-site property management personnel incurred on behalf of the Austin Portfolio, which are included in operating expenses.

The Austin Portfolio obtained insurance as part of a master insurance policy that included all the properties in which TPG and affiliated entities had an investment or for which they performed investment advisory or property management services. Property insurance premiums were allocated to the Austin Portfolio based on estimated insurable values. Liability insurance premiums were allocated to the Austin Portfolio based on relative square footage. The allocated premium for six months ended June 30, 2012 and the years ended December 31, 2011, 2010 and 2009, of $0.3 million $0.8 million, $0.7 million, and $0.8 million, respectively, is included in operating expenses.

6.	Commitments and Contingencies
The Austin Portfolio is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims would not have a material impact on the Austin Portfolio's revenues and certain expenses.
In connection with the ownership and operation of the buildings, the Austin Portfolio may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials that may be located at the Property. The Austin Portfolio has not been notified by any governmental authority of any non-compliance, liability or other claim in connection with any of the buildings, and the Austin Portfolio is not aware of any other environmental condition with respect to any of the buildings that management believes will have a material adverse effect on the Austin Portfolio's revenues and certain expenses.

7.	Subsequent Events
Management has evaluated subsequent events related to the Austin Portfolio for recognition of disclosure through December 3, 2012, which is the date the combined statements of revenues and certain expenses were available to be issued and determined that there are no items to disclose.

THOMAS PROPERTIES GROUP, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements of Thomas Properties Group, Inc. (the “Company”) as of June 30, 2012 and for the six months ended June 30, 2012 and the year ended December 31, 2011 are presented as if the purchase of the Austin Portfolio occurred on June 30, 2012 for the pro forma condensed consolidated balance sheet and on the first day of the period presented for the pro forma condensed consolidated statements of operations. The Company acquired a noncontrolling interest in eight properties, referred to as the Austin Portfolio, on September 18, 2012.

The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, that were filed as part of the Company's annual report on Form 10-K for the year ended December 31, 2011 and our quarterly report on Form 10-Q for the quarter ended June 30, 2012.

The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the purchase of the Austin Portfolio had occurred on June 30, 2012, or on the first day of the periods presented; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

THOMAS PROPERTIES GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2012
(In thousands)
(Unaudited)

	Company Historical	Acquisition of the Austin Portfolio	Company Pro Forma
	(A)	(B)
ASSETS
Investments in real estate:
Land and improvements	$33,077	$—	$33,077
Land and improvements—development properties	80,395	—	80,395
Buildings and improvements	316,158	—	316,158
Tenant improvements	39,729	—	39,729
Total investments in real estate	469,359	—	469,359
Less accumulated depreciation	(121,430)	—	(121,430)
Investments in real estate, net	347,929	—	347,929
Condominium units held for sale	44,011	—	44,011
Investments in unconsolidated real estate entities	2,102	108,674	110,776
Cash and cash equivalents, unrestricted	129,871	(75,523)	54,348
Restricted cash	7,721	—	7,721
Rents and other receivables, net	1,369	—	1,369
Receivables from unconsolidated real estate entities	3,388	—	3,388
Deferred rents	18,696	—	18,696
Deferred leasing and loan costs, net	10,836	—	10,836
Other assets, net	19,004	—	19,004
Total assets	$584,927	$33,151	$618,078
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$287,250	$—	$287,250
Accounts payable and other liabilities, net	35,241	—	35,241
Prepaid rent and deferred revenue	3,452	—	3,452
Total liabilities	325,943	—	325,943
Commitments and Contingencies	—	—	—
Equity:
Stockholders’ equity:
Preferred stock	—	—	—
Common stock	460	—	460
Limited voting stock	123	—	123
Additional paid-in capital	258,205	—	258,205
Retained deficit and dividends	(64,522)	(1,903)	(66,425)
Total stockholders’ equity	194,266	(1,903)	192,363
Noncontrolling interests:
Unitholders in the Operating Partnership	50,153	—	50,153
Partners in consolidated real estate entities	14,565	35,054	49,619
Total noncontrolling interests	64,718	35,054	99,772
Total equity	258,984	33,151	292,135
Total liabilities and equity	$584,927	$33,151	$618,078
See accompanying notes to pro forma condensed consolidated financial information.

THOMAS PROPERTIES GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012
(In thousands, except share and per share data)
(Unaudited)

	Company Historical	Acquisition of the Austin Portfolio	Other Pro Forma Adjustments		Company Pro Forma
	(C)	(D)
Revenues:
Rental	$15,530	$—	$—		$15,530
Tenant reimbursements	10,402	—	—		10,402
Parking and other	1,485	—	—		1,485
Investment advisory, management, leasing and development services	1,664	—	—		1,664
Investment advisory, management, leasing and development services — unconsolidated real estate entities	8,321	—	—		8,321
Reimbursement of property personnel costs	2,867	—	—		2,867
Condominium sales	1,964	—	—		1,964
Total revenues	42,233	—	—		42,233
Expenses:
Property operating and maintenance	12,015	—	—		12,015
Real estate and other taxes	3,885	—	—		3,885
Investment advisory, management, leasing and development services	5,994	—	—		5,994
Reimbursable property personnel costs	2,867	—	—		2,867
Cost of condominium sales	1,393	—	—		1,393
Interest	8,454	—	—		8,454
Depreciation and amortization	7,662	—	—		7,662
General and administrative	9,131	—	—		9,131
Total expenses	51,401	—	—		51,401
Interest income	13				13
Equity in net income (loss) of unconsolidated real estate entities	(816)	(8,877)	—		(9,693)
Income (loss) before income taxes and noncontrolling interests	(9,971)	(8,877)	—		(18,848)
Benefit (provision) for income taxes	(74)	—	—	E	(74)
Net income (loss)	(10,045)	(8,877)	—		(18,922)
Noncontrolling interests’ share of net (income) loss:
Unitholders in the Operating Partnership	2,591	—	1,566		4,157
Partners in consolidated real estate entities	(470)	—	2,568		2,098
	2,121	—	4,134	F	6,255
TPGI share of net income (loss)	$(7,924)	$(8,877)	$4,134		$(12,667)
Income (loss) per share-basic and diluted	$(0.21)				$(0.34)
Weighted average common shares outstanding— basic and diluted	37,664,573				37,664,573
See accompanying notes to pro forma condensed consolidated financial information.

THOMAS PROPERTIES GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2011
(In thousands, except share and per share data)
(Unaudited)

	Company Historical	Acquisition of the Austin Portfolio	Other Pro Forma Adjustments		Company Pro Forma
	(C)	(D)
Revenues:
Rental	$29,693	$—	$—		$29,693
Tenant reimbursements	22,437	—	—		22,437
Parking and other	2,959	—	—		2,959
Investment advisory, management, leasing and development services	8,520	—	—		8,520
Investment advisory, management, leasing and development services — unconsolidated real estate entities	17,862	—	—		17,862
Reimbursement of property personnel costs	5,810	—	—		5,810
Condominium sales	7,700	—	—		7,700
Total revenues	94,981	—	—		94,981
Expenses:
Property operating and maintenance	24,589	—	—		24,589
Real estate and other taxes	7,469	—	—		7,469
Investment advisory, management, leasing, and development services	12,754	—	—		12,754
Reimbursable property personnel costs	5,810	—	—		5,810
Cost of condominium sales	5,091	—	—		5,091
Interest	17,938	—	—		17,938
Depreciation and amortization	13,622	—	—		13,622
General and administrative	15,434	—	—		15,434
Impairment loss	8,095	—	—		8,095
Total expenses	110,802	—	—		110,802
Interest income	35				35
Equity in net income (loss) of unconsolidated real estate entities	19,951	(17,269)	—		2,682
Gain on sale of real estate	1,258	—	—		1,258
Income (loss) before income taxes and noncontrolling interests	5,423	(17,269)	—		(11,846)
Benefit (provision) for income taxes	1,429	—	—	E	1,429
Net income (loss)	6,852	(17,269)	—		(10,417)
Noncontrolling interests’ share of net (income) loss:
Unitholders in the Operating Partnership	(1,500)	—	2,921		1,421
Partners in consolidated real estate entities	508	—	5,720		6,228
	(992)	—	8,641	F	7,649
TPGI share of net income (loss)	$5,860	$(17,269)	$8,641		$(2,768)
Income (loss) per share-basic and diluted	$0.16				$(0.08)
Weighted average common shares outstanding—basic	36,619,558				36,619,558
Weighted average common shares outstanding—diluted	36,865,286				36,865,286
See accompanying notes to pro forma condensed condensed consolidated financial information.

THOMAS PROPERTIES GROUP, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Tabular amounts in thousands)
(Unaudited)

1. Adjustments to the unaudited Pro Forma Condensed Consolidated Balance Sheet

On September 18, 2012, TPG/CalSTRS Austin, LLC ("Austin Portfolio"), a Delaware limited liability company, owned by TPG Austin Partner, LLC (50%) and the California State Teachers' Retirement System (50%) acquired all of the equity interests in TPG-Austin Portfolio Holdings, LLC ("Austin Joint Venture Predecessor"), a venture among Lehman Brothers Holdings, Inc (50%), an offshore sovereign wealth fund (25%) and TPG/CalSTRS, LLC (25%). TPG's effective ownership interest in the Austin Portfolio was 6.25%. TPG Austin Partner, LLC, a limited liability company owned by Thomas Properties Group, L.P. ("TPG") and Madison International Realty ("Madison"), was formed for the purpose of acquiring a 50% interest in TPG/CalSTRS Austin, LLC. The purchase price for the Austin Portfolio was approximately $859.0 million. As part of the transaction, TPG/CalSTRS Austin, LLC assumed five existing first mortgage loans totaling $626.0 million. TPG Austin Partner, LLC contributed $110.6 million, of which TPG's share was approximately $75.5 million.

The pro forma condensed consolidated balance sheet is presented as if the acquisition of the Austin Portfolio, which closed on September 18, 2012, occurred on June 30, 2012. The adjustments to the pro forma condensed consolidated balance sheet as of June 30, 2012 are as follows:

A. Company Historical

Derived from the Company's historical consolidated balance sheet as of June 30, 2012.

B. Acquisition of the Austin Portfolio

Sale of 6.25% interest in Austin Joint Venture Predecessor
Assets disposed of:
Investments in unconsolidated real estate entities	$(1,903)
Retained deficit
Loss on sale of interest	(1,903)

Purchase of 50% interest in Austin Portfolio
Assets acquired:
Investments in unconsolidated real estate entities	110,577
Equity contributions:
Partners in consolidated real estate entities	35,054
Cash paid to acquire interest in Austin Portfolio	$75,523

2. Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2012 and for the year ended December 31, 2011

The pro forma condensed consolidated statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011 are presented as if the acquisition of the Austin Portfolio, which closed on September 18, 2012, occurred on the first day of the period presented. The adjustments to the pro forma condensed consolidated statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011 are as follows:

C. Company Historical

Derived from the Company's historical consolidated statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011.

D. Acquisition of the Austin Portfolio

Austin Portfolio
Six Months Ended June 30, 2012

Pro Forma Adjustments
Revenues (1)(2)	$(1,356)
Expenses:
Operating and other expenses	(15)
Depreciation and amortization (1)(3)	1,849
Interest expense (4)	(10,794)
Total expenses	(8,960)
Income from continuing operations	$7,604

Reconciliation of historical share of net loss to pro forma share of net loss:
Historical net loss	$(24,022)
Pro forma adjustments	7,604
Pro forma net loss	(16,418)
TPG’s share of net loss	(8,209)
Pro forma eliminations	505
Plus TPG's 6.25% share of Austin Portfolio Joint Venture Predecessor net loss	730
Less TPG's 6.25% share of Austin Portfolio Joint Venture Predecessor loss on sale	(1,903)
TPG's share of pro forma adjustments	$(8,877)

(1) Depreciation and amortization are recorded on a straight-line basis over the estimated useful lives as follows: buildings over 40 years, and acquired ground leases, tenant improvements, above market leases, below market leases and acquired in place lease value over the shorter of the useful lives or the terms of the related leases.
(2) Reflects a $(1.4) million adjustment to amortize acquired above and below market lease intangibles as if the Austin Portfolio had been acquired on January 1, 2011.
(3) Includes a $4.4 million adjustment to amortize acquired in place lease value intangible assets and a $(2.6) million adjustment to record depreciation expense on acquired tangible assets as if the Austin Portfolio had been acquired on January 1, 2011.
(4) Reflects interest expense associated with a senior secured priority credit facility that would not have been incurred if the Austin Portfolio had been acquired on January 1, 2011.

Austin Portfolio
Twelve Months Ended December 31, 2011

Pro Forma Adjustments
Revenues (1)(2)	$(5,308)
Expenses:
Operating and other expenses	(30)
Depreciation and amortization (1)(3)	(1,886)
Interest expense (4)	(14,116)
Total expenses	(16,032)
Income from continuing operations	$10,724

Reconciliation of historical share of net loss to pro forma share of net loss:
Historical net loss	$(46,966)
Pro forma adjustments	10,724
Pro forma net loss	(36,242)
TPG’s share of net loss	(18,121)
Pro forma eliminations	962
Plus TPG's 6.25% share of Austin Portfolio Joint Venture Predecessor net loss	1,793
Less TPG's 6.25% share of Austin Portfolio Joint Venture Predecessor loss on sale	(1,903)
TPG's share of pro forma adjustments	$(17,269)

(1) Depreciation and amortization are recorded on a straight-line basis over the estimated useful lives as follows: buildings over 40 years, and acquired ground leases, tenant improvements, above market leases, below market leases and acquired in place lease value over the shorter of the useful lives or the terms of the related leases.
(2) Reflects a $(5.3) million adjustment to amortize acquired above and below market lease intangibles as if the Austin Portfolio had been acquired on January 1, 2011.
(3) Includes a $3.4 million adjustment to amortize acquired in place lease value intangible assets and a $(5.3) million adjustment to record depreciation expense on acquired tangible assets as if the Austin Portfolio had been acquired on January 1, 2011.
(4) Reflects interest expense associated with a senior secured priority credit facility that would not have been incurred if the Austin Portfolio had been acquired on January 1, 2011.

E. Benefit (provision) for income taxes

The pro forma adjustments have no effect on the pro forma income tax benefit (provision) for the six months ended June 30, 2012. As the adjustment has an insignificant effect on the state income tax expense included in the pro forma income tax benefit (provision) for the year ended December 31, 2011, no adjustment has been recorded.

F. Noncontrolling Interests

Noncontrolling interests in the Operating Partnership relate to the Operating Partnership interests that are not owned by us. The following table shows the effect on net loss attributable to noncontrolling interests for the six months ended June 30, 2012 and the year ended December 31, 2011 had the acquisition of the Austin Portfolio occurred on January 1, 2011:

	Pro forma non-controlling interest adjustments for the six months ended June 30, 2012	Pro forma non-controlling interest adjustments for the twelve months ended December 31, 2011
Additional loss from acquisition of Austin Portfolio	$(8,877)	$(17,269)

Noncontrolling interests' share of net loss:
Unitholders in the Operating Partnership	1,566	2,921
Partners in consolidated real estate entities	2,568	5,720
Net loss attributable to noncontrolling interest	4,134	8,641
Net loss effect from acquisition of Austin Portfolio	$(4,743)	$(8,628)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2012

THOMAS PROPERTIES GROUP, INC.

By:	/s/ Diana M. Laing
Diana M. Laing
Chief Financial Officer